SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2021

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2021, shareholders of Cigna Corporation (“Cigna” or the “Company”) approved the Amended and Restated Cigna Long-Term Incentive Plan (the “Plan”). The Plan is described in Proposal 3 in Cigna's proxy statement for the 2021 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 19, 2021 (the “2021 Proxy Statement”). A copy of the Plan is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cigna held its Annual Meeting of Shareholders on April 28, 2021 (the “Annual Meeting”). Of the 347,381,897 shares outstanding and entitled to vote, 314,526,562 shares, or 90.54%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in the 2021 Proxy Statement.

Proposal 1: Shareholders elected the twelve director nominees named in the 2021 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	294,645,699	1,824,710	317,994	17,738,159
William J. DeLaney	293,811,107	2,708,585	268,711	17,738,159
Eric J. Foss	292,153,976	4,352,687	281,740	17,738,159
Elder Granger, MD, MG, USA, Retired	293,639,782	2,797,801	350,820	17,738,159
Isaiah Harris, Jr.	288,916,615	7,499,956	371,832	17,738,159
George Kurian	295,829,545	651,916	306,942	17,738,159
Kathleen M. Mazzarella	294,831,628	1,711,765	245,010	17,738,159
Mark B. McClellan, MD, PhD	293,849,458	2,668,893	270,052	17,738,159
John M. Partridge	290,329,032	6,145,869	313,502	17,738,159
Kimberly A. Ross	295,907,453	640,710	240,240	17,738,159
Eric C. Wiseman	286,366,422	10,117,674	304,307	17,738,159
Donna F. Zarcone	286,669,709	9,888,731	229,963	17,738,159

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Advisory approval of executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
273,770,663	22,501,688	516,052	17,738,159

Proposal 3: Approval of the Amended and Restated Cigna Long-Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,754,804	14,581,667	451,932	17,738,159

Proposal 4: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstentions
298,799,954	15,467,170	259,438

Proposal 5: Non-binding shareholder proposal regarding a shareholder right to act by written consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,595,547	163,243,123	1,949,733	17,738,159

Proposal 6: Non-binding shareholder proposal regarding gender pay gap reporting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,936,816	198,051,194	2,800,393	17,738,159

Proposal 7: Non-binding shareholder proposal regarding a board ideology policy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,929,244	293,299,228	1,559,931	17,738,159

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
10.1 104	Cigna Long-Term Incentive Plan, amended and restated effective April 28, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: May 3, 2021	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel